Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	THOMAS C. ELLIOTT
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
ONE CRESCENT DRIVE, SUITE 203
PHILADELPHIA, PA 19112
(215) 546-5005; (215) 640-6357 (fax)

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR THE FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2014

Philadelphia, PA - March 4, 2015 - Resource America, Inc. (NASDAQ: REXI)

Fourth Quarter 2014 Highlights
•Adjusted net income attributable to common shareholders of $2.1 million (see Schedule I)
•Increased gross assets under management by 17% to $20.2 billion since December 31, 2013

➢	Gross real estate assets under management increased 35% to $3.4 billion

➢	Gross financial fund management assets under management increased 14% to $16.1 billion

➢	Net assets under management increased 22% to $9.7 billion
•Book value per common share of $7.47
•Repurchased 239,790 shares at $9.31

Fourth Quarter 2014 Results
Resource America, Inc. (NASDAQ: REXI) (the "Company") reported adjusted net income attributable to common shareholders, a non-GAAP measure, of $2.1 million, or $0.09 per common share-diluted, and $12.1 million, or $0.54 per common share-diluted, for the three months and year ended December 31, 2014, respectively, as compared to adjusted net income attributable to common shareholders of $3.5 million, or $0.16 per common share-diluted, and $11.8 million, or $0.54 per common share-diluted, for the three months and year ended December 31, 2013, respectively. A reconciliation of the Company's reported GAAP net income attributable to common shareholders to adjusted net income attributable to common shareholders, a non-GAAP measure, is included as Schedule I to this release.
The Company reported GAAP net income attributable to common shareholders of $1.7 million, or $0.08 per common share-diluted, and $7.0 million, or $0.31 per common share-diluted, for the three months and year ended December 31, 2014, respectively, as compared to GAAP net income attributable to common shareholders of $1.4 million, or $0.06 per common share-diluted, and $6.4 million, or $0.29 per common share-diluted, for the three months and year ended December 31, 2013.

Assets Under Management
The following table details the Company's assets under management by operating segment which, in gross, increased by $2.9 billion (17%) from December 31, 2013 to 2014 (in billions):

	December 31,
	2014	2013
Financial fund management	$16.1	$14.2
Real estate	3.4	2.5
Commercial finance	0.7	0.6
	$20.2	$17.3

Net assets under management (1)	$9.7	$7.9

(1)	Net assets under management represents the proportionate share of assets managed by the Company after reflecting joint venture arrangements.
A description of how the Company calculates assets under management is set forth in Item 1 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Highlights for the Fourth Quarter and Year Ended December 31, 2014 and Recent Developments
REAL ESTATE ASSET MANAGEMENT:
Equity Asset Management
Resource Real Estate Opportunity REIT, Inc. ("Opportunity REIT I"), a public non-traded real estate investment trust ("REIT") managed by the Company which specializes in acquiring and managing distressed real estate assets, had the following highlights:

•	Increased total assets to $978.4 million at December 31, 2014, an increase of $299.8 million, or 44%, from $678.6 million at December 31, 2013.

•
Acquired $19.9 million and $427.0 million of multifamily assets and placed financing of $57.3 million and $347.8 million during the three months and year ended December 31, 2014. In addition, disposed of $30.1 million of multifamily assets during the year ended December 31, 2014.

•	In October 2014, the Board of Directors of Opportunity REIT I authorized a 50% increase to the annual distribution rate to 6% from 4%.
Resource Real Estate Opportunity REIT II, Inc. ("Opportunity REIT II"), a public non-traded real estate investment trust ("REIT") managed by the Company, commenced its initial public offering in early 2014. Opportunity REIT II is offering up to $1.0 billion in common stock and specializes in acquiring multifamily rental properties and selected loans. Opportunity REIT II had the following highlights:

•	Raised $47.2 million as of December 31, 2014 and $90.4 million through March 3, 2015.

•	Acquired $54.3 million and $67.0 million of multifamily assets and placed financing of $31.1 million and $38.5 during the three months and year ended December 31, 2014.
Debt Asset Management
Resource Capital Corp. ("RSO"), a publicly-traded REIT managed by the Company which focuses on commercial real estate assets, had the following highlights:

•	Originated $302.3 million and $777.3 million in new commercial real estate loans during the three months and year ended December 31, 2014.

•	During the three months and year ended December 31, 2014, raised $25.5 million and $202.7 million in equity capital through its DRIP and preferred equity programs.

•	In October 2014, RSO’s Board of Directors authorized RSO to repurchase up to $50.0 million of its outstanding common stock.

•	In January 2015, completed a $100.0 million public offering of its 8.00% convertible senior notes due 2020.

•	In February 2015, completed a $346.2 million commercial real estate securitization that issued $282.1 million of floating-rate notes at a weighted average coupon of LIBOR plus 1.90%.
The following additional highlight contributed to our real estate asset management operations:

•	The Company's real estate operating segment increased its gross assets under management at December 31, 2014 to $3.4 billion, an increase of $865.0 million, or 35%, from December 31, 2013.

FINANCIAL FUND MANAGEMENT:
Credit Asset Management
CVC Credit Partners, L.P. ("CCP"), the Company's global joint venture, closed Apidos CLO XIX, Ltd. (issuing notes with a par value of $500.0 million) and CVC Cordatus Loan Fund IV Limited (issuing notes with a par of €400.0 million) during the quarter. In February 2015, CCP closed Apidos CLO XX, Ltd. (issuing notes with a par value of $500.0 million). Since creating this joint venture in April 2012, CCP has closed 13 collateralized loan obligation issuers (issuing notes with a total par value of $6.8 billion) and expects to receive approximately $31.8 million in fees on an annual run rate basis. The Company has a 33% interest in this joint venture.

The following additional highlights contributed to our financial fund asset management operations:

•
The Company's financial fund management operating segment increased its gross assets under management at December 31, 2014 to $16.1 billion, an increase of $1.9 billion, or 14%, from December 31, 2013.

•
Financial fund management revenues increased 68% and 44%, to $7.6 million and $28.4 million, for the three months and year ended December 31, 2014, respectively, as compared to $4.5 million and $19.8 million for the three months and year ended December 31, 2013, respectively.

CORPORATE/OTHER:
Share Repurchases

•	In September 2014, the Company’s Board of Directors authorized the Company to repurchase up to an additional 1.5 million shares of its outstanding common stock.

•	The Company repurchased 239,790 of its shares during the fourth quarter ended December 31, 2014 at an average price of $9.31 per share.
Dividends

•
The Company's Board of Directors authorized a cash dividend of $0.06 per share on the Company’s common stock which was paid on January 30, 2015 to holders of record as of the close of business on January 16, 2015.

•	RSO's Board of Directors declared a cash dividend of $0.20 per common share for its three months ended December 31, 2014.

Resource America, Inc. is a specialized asset management company that uses industry specific expertise to evaluate, originate, service and manage investment opportunities for its own account, for its joint ventures, and for outside investors in the real estate, financial fund management and commercial finance sectors.
For more information, please visit our website at www.resourceamerica.com or contact investor relations at pkamdar@resourceamerica.com.
Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed or implied in this release and its other reports filed with the Securities and Exchange Commission, or SEC. For information pertaining to risks relating to these forward-looking statements, reference is made to the section "Risk Factors" contained in Item 1A of the Company's Annual Report on Form 10-K and in other of its public filings with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements to reflect new or changing information or events except as may be required by law.
A registration statement relating to securities offered by Opportunity REIT II was declared effective by the SEC on February 6, 2014.  A written prospectus relating to these securities may be obtained by contacting Resource Securities, Inc., 1845 Walnut Street, 18th Floor, Philadelphia, PA 19103.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The remainder of this release contains the Company's unaudited consolidated balance sheets, consolidated statements of operations, consolidating statements of operations and reconciliation of GAAP net income attributable to common shareholders to adjusted net income attributable to common shareholders.

RESOURCE AMERICA, INC
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	December 31,
	2014	2013

ASSETS
Cash	$28,031	$19,853
Restricted cash	725	571
Receivables	636	541
Loans and receivables from managed entities and related parties, net	30,303	30,923
Investments in real estate, net	17,097	17,696
Investment securities, at fair value	9,540	7,839
Investments in unconsolidated loan manager	39,655	37,821
Investments in unconsolidated entities	13,089	14,342
Assets of consolidated variable interest entity ("VIE") - RSO
Cash and cash equivalents (including restricted cash)	202,043	325,579
Investments, at fair value	296,506	221,395
Loans	2,038,435	1,397,458
Investments in real estate and unconsolidated entities	60,007	129,562
Other assets	131,481	76,467
Total assets of consolidated VIE - RSO	2,728,472	2,150,461

Property and equipment, net	5,063	5,844
Deferred tax assets, net	23,304	27,769
Other assets	5,416	4,791
Total assets	$2,901,331	$2,318,451

LIABILITIES AND EQUITY
Liabilities:
Accrued expenses and other liabilities	$22,279	$22,134
Payables to managed entities and related parties	3,504	3,110
Borrowings	20,412	20,619
Liabilities of consolidated VIE - RSO
Borrowings	1,717,132	1,320,015
Other liabilities	57,561	55,247
Total liabilities of consolidated VIE - RSO	1,774,693	1,375,262
Total liabilities	1,820,888	1,421,125

Commitments and contingencies

Equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	—	—
Common stock, $.01 par value, 49,000,000 shares authorized; 34,489,568 and 30,378,339 shares issued (including nonvested restricted stock of 833,082 and 400,194), respectively	335	299
Additional paid-in capital	308,134	288,555
Accumulated deficit	(23,663)	(26,025)
Treasury stock, at cost; 11,764,417 and 10,434,436 shares, respectively	(120,182)	(107,874)
Accumulated other comprehensive loss	(1,030)	(1,231)
Total stockholders’ equity	163,594	153,724
Noncontrolling interests	306	238
Noncontrolling interests attributable to RSO	916,543	743,364
Total equity	1,080,443	897,326
	$2,901,331	$2,318,451

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2014	2013	2014	2013
REVENUES:
Real estate (includes revenues of $2,721, $2,806, $10,349 and$12,600 related to RSO)	$13,849	$17,700	$54,861	$57,143
Financial fund management (includes revenues of $498, $400, $2,983 and $1,120 related to RSO)	7,627	4,539	28,400	19,773
Commercial finance (no revenues related to RSO)	(6)	(98)	(164)	(341)
	21,470	22,141	83,097	76,575
Revenues from consolidated VIE - RSO	24,563	4,232	99,446	82,983
Elimination of consolidated VIE - RSO revenues attributed to operating segments	(3,208)	(3,226)	(13,264)	(13,834)
Total revenues	42,825	23,147	169,279	145,724
COSTS AND EXPENSES:
Real estate	10,047	11,098	37,411	40,612
Financial fund management	4,844	2,386	14,824	10,155
Commercial finance	396	155	979	56
General and administrative	3,041	3,461	11,118	10,268
Provision for credit losses	(284)	472	3,058	4,265
Depreciation and amortization	450	618	1,819	1,936
	18,494	18,190	69,209	67,292
Expenses from consolidated VIE - RSO	21,411	17,889	64,995	60,999
Elimination of consolidated VIE expenses attributed to operating segments	(3,227)	(3,037)	(12,601)	(13,215)
Total expenses	36,678	33,042	121,603	115,076
OPERATING INCOME (LOSS)	6,147	(9,895)	47,676	30,648

OTHER INCOME (EXPENSE):
Gain on sale of investment securities, net	6	—	445	—
Other-than-temporary impairment on investments	—	—	—	(214)
Interest expense	(458)	(511)	(1,905)	(2,036)
Other income, net	(20)	175	243	575
Other income, net, from consolidated VIE - RSO	7,978	9,561	25,505	23,428
Elimination of consolidated VIE other income attributed to operating segments	11	20	51	244
	7,517	9,245	24,339	21,997
Income (loss) from continuing operations before taxes	13,664	(650)	72,015	52,645
Income tax provision	862	2,053	5,853	1,657
Income tax benefit - RSO	(1,545)	(5,262)	(2,212)	(1,041)
Income from continuing operations	14,347	2,559	68,374	52,029
Loss from discontinued operations, net of tax	—	—	—	(2)
Net income	14,347	2,559	68,374	52,027
Net (income) loss attributable to noncontrolling interest	(56)	3	(89)	(20)
Net income attributable to noncontrolling interests of consolidated VIE - RSO	(12,547)	(1,187)	(61,317)	(45,581)
Net income attributable to common shareholders	$1,744	$1,375	$6,968	$6,426

Amounts attributable to common shareholders:
Income from continuing operations	$1,744	$1,375	$6,968	$6,428
Discontinued operations	—	—	—	(2)
Net income	$1,744	$1,375	$6,968	$6,426

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS - (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2014	2013	2014	2013
Basic earnings per share:
Continuing operations	$0.08	$0.07	$0.33	$0.32
Discontinued operations	—	—	—	—
Net income	$0.08	$0.07	$0.33	$0.32
Weighted average shares outstanding	22,817	20,104	21,148	20,217

Diluted earnings per share:
Continuing operations	$0.08	$0.06	$0.31	$0.29
Discontinued operations	—	—	—	—
Net income	$0.08	$0.06	$0.31	$0.29
Weighted average shares outstanding	23,094	21,828	22,371	21,905

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
(in thousands)
(unaudited)
The following table presents the consolidating statement of operations for the fourth quarter ended December 31, 2014:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$13,849	$—	$—	$13,849
Financial fund management	7,627	—	—	7,627
Commercial finance	(6)	—	—	(6)
	21,470	—	—	21,470
Revenues from consolidated VIE - RSO	—	24,563	—	24,563
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(3,208)	(3,208)
Total revenues	21,470	24,563	(3,208)	42,825

COSTS AND EXPENSES:
Real estate	10,047	—	—	10,047
Financial fund management	4,844	—	—	4,844
Commercial finance	396	—	—	396
General and administrative	3,041	—	—	3,041
Provision for credit losses	(284)	—	—	(284)
Depreciation and amortization	450	—	—	450
	18,494	—	—	18,494
Expenses from consolidated VIE - RSO	—	19,866	1,545	21,411
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(3,227)	(3,227)
Total expenses	18,494	19,866	(1,682)	36,678
OPERATING INCOME	2,976	4,697	(1,526)	6,147

OTHER INCOME (EXPENSE):
Gain on sale of investment securities, net	6	—	—	6
Interest expense	(458)	—	—	(458)
Other income, net	553	—	(573)	(20)
Other income, net, from consolidated VIE - RSO	—	7,978	—	7,978
Elimination of consolidated VIE other income, net	—	—	11	11
	101	7,978	(562)	7,517
Income before taxes	3,077	12,675	(2,088)	13,664
Income tax provision (benefit)	862	—	(1,545)	(683)
Net income	2,215	12,675	(543)	14,347
Net income attributable to noncontrolling interests	(56)	—	—	(56)
Net income attributable to noncontrolling interests - RSO	—	(5,769)	(6,778)	(12,547)
Net income attributable to common shareholders	$2,159	$6,906	$(7,321)	$1,744

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the fourth quarter ended December 31, 2013:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$17,700	$—	$—	$17,700
Financial fund management	4,539	—	—	4,539
Commercial finance	(98)	—	—	(98)
	22,141	—	—	22,141
Revenues from consolidated VIE - RSO	—	4,232	—	4,232
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(3,226)	(3,226)
Total revenues	22,141	4,232	(3,226)	23,147

COSTS AND EXPENSES:
Real estate	11,098	—	—	11,098
Financial fund management	2,386	—	—	2,386
Commercial finance	155	—	—	155
General and administrative	3,461	—	—	3,461
Provision for credit losses	472	—	—	472
Depreciation and amortization	618	—	—	618
	18,190	—	—	18,190
Expenses from consolidated VIE - RSO	—	12,627	5,262	17,889
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(3,037)	(3,037)
Total expenses	18,190	12,627	2,225	33,042
OPERATING INCOME (LOSS)	3,951	(8,395)	(5,451)	(9,895)

OTHER INCOME (EXPENSE):
Interest expense	(511)	—	—	(511)
Other income, net	747	—	(572)	175
Other income, net, from consolidated VIE - RSO	—	9,561	—	9,561
Elimination of consolidated VIE other income, net	—	—	20	20
	236	9,561	(552)	9,245
Income (loss) before taxes	4,187	1,166	(6,003)	(650)
Income tax provision (benefit)	2,053	—	(5,262)	(3,209)
Net income	2,134	1,166	(741)	2,559
Net loss attributable to noncontrolling interests	3	—	—	3
Net income attributable to noncontrolling interests - RSO	—	(2,114)	927	(1,187)
Net income (loss) attributable to common shareholders	$2,137	$(948)	$186	$1,375

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the year ended December 31, 2014:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$54,861	$—	$—	$54,861
Financial fund management	28,400	—	—	28,400
Commercial finance	(164)	—	—	(164)
	83,097	—	—	83,097
Revenues from consolidated VIE - RSO	—	99,446	—	99,446
Elimination of consolidated VIE - RSO revenues attributed to operating segments	—	—	(13,264)	(13,264)
Total revenues	83,097	99,446	(13,264)	169,279

COSTS AND EXPENSES:
Real estate	37,411	—	—	37,411
Financial fund management	14,824	—	—	14,824
Commercial finance	979	—	—	979
General and administrative	11,118	—	—	11,118
Provision for credit losses	3,058	—	—	3,058
Depreciation and amortization	1,819	—	—	1,819
	69,209	—	—	69,209
Expenses from consolidated VIE - RSO	—	62,783	2,212	64,995
Elimination of consolidated VIE - RSO expenses attributed to operating segments	—	—	(12,601)	(12,601)
Total expenses	69,209	62,783	(10,389)	121,603
OPERATING INCOME	13,888	36,663	(2,875)	47,676

OTHER INCOME (EXPENSE):
Gain on sale of investment securities, net	445	—	—	445
Interest expense	(1,905)	—	—	(1,905)
Other income, net	2,532	—	(2,289)	243
Other income, net, from consolidated VIE - RSO	—	25,505	—	25,505
Elimination of consolidated VIE - RSO other income, net	—	—	51	51
	1,072	25,505	(2,238)	24,339
Income from operations before taxes	14,960	62,168	(5,113)	72,015
Income tax provision	5,853	—	(2,212)	3,641
Net income	9,107	62,168	(2,901)	68,374
Net income attributable to noncontrolling interests	(89)	—	—	(89)
Net income attributable to noncontrolling interests - RSO	—	(18,141)	(43,176)	(61,317)
Net income attributable to common shareholders	$9,018	$44,027	$(46,077)	$6,968

RESOURCE AMERICA, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
(in thousands)
(unaudited)

The following table presents the consolidating statement of operations for the year ended December 31, 2013:

	RAI	RSO	Eliminations	Consolidated
REVENUES:
Real estate	$57,143	$—	$—	$57,143
Financial fund management	19,773	—	—	19,773
Commercial finance	(341)	—	—	(341)
	76,575	—	—	76,575
Revenues from consolidated VIE - RSO	—	82,983	—	82,983
Elimination of consolidated VIE revenues attributed to operating segments	—	—	(13,834)	(13,834)
Total revenues	76,575	82,983	(13,834)	145,724
COSTS AND EXPENSES:
Real estate	40,612	—	—	40,612
Financial fund management	10,155	—	—	10,155
Commercial finance	56	—	—	56
General and administrative	10,268	—	—	10,268
Provision for credit losses	4,265	—	—	4,265
Depreciation and amortization	1,936	—	—	1,936
	67,292	—	—	67,292
Expenses from consolidated VIE - RSO	—	59,958	1,041	60,999
Elimination of consolidated VIE expenses attributed to operating segments	—	—	(13,215)	(13,215)
Total expenses	67,292	59,958	(12,174)	115,076
OPERATING INCOME	9,283	23,025	(1,660)	30,648

OTHER INCOME (EXPENSE):
Other-than-temporary impairment on investments	(214)	—	—	(214)
Interest expense	(2,036)	—	—	(2,036)
Other income, net	2,816	—	(2,241)	575
Other income, net, from consolidated VIE - RSO	—	23,428	—	23,428
Elimination of consolidated VIE other income, net	—	—	244	244
	566	23,428	(1,997)	21,997
Income from continuing operations before taxes	9,849	46,453	(3,657)	52,645
Income tax provision	1,657	—	(1,041)	616
Income from continuing operations	8,192	46,453	(2,616)	52,029
Loss from discontinued operations, net of tax	(2)	—	—	(2)
Net income	8,190	46,453	(2,616)	52,027
Net income attributable to noncontrolling interests	(20)	—	—	(20)
Net income attributable to noncontrolling interests - RSO	—	(7,221)	(38,360)	(45,581)
Net income attributable to common shareholders	$8,170	$39,232	$(40,976)	$6,426

Schedule I

RECONCILIATION OF GAAP NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO
ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (1)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2014	2013	2014	2013
Net income attributable to common shareholders - GAAP	$1,744	$1,375	$6,968	$6,426

Adjustments, net of tax:
Loss, net of eliminations, attributable to consolidation of RSO	415	762	2,050	1,744
Loss attributable to commercial finance	81	464	2,661	4,430
Deferred tax (benefit) provision	(105)	887	380	(805)
Adjusted net income attributable to common shareholders	$2,135	$3,488	$12,059	$11,795

Adjusted weighted average diluted shares outstanding	23,094	21,828	22,371	21,905

Adjusted net income attributable to common shareholders per common per share-diluted	$0.09	$0.16	$0.54	$0.54

(1)
Adjusted net income attributable to common shareholders presents the Company's operations prior to the consolidation of RSO and without the effect of its commercial finance operations and deferred tax (benefit) provision. The Company believes that this provides useful information to investors since it allows investors to evaluate the Company's progress in both its real estate and financial fund management segments for the three months and year ended December 31, 2014 and 2013 separately from its commercial finance operations, RSO and deferred tax (benefit) provision. Adjusted net income attributable to common shareholders should not be considered as an alternative to net income attributable to common shareholders (computed in accordance with GAAP). Instead, adjusted net income attributable to common shareholders should be reviewed in connection with net income attributable to common shareholders in the Company's consolidated financial statements, to help analyze how the Company's business is performing.